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This is filed pursuant to Rule 497(c).
File Nos. 33-60560 and 811-07618.



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(LOGO)                          ALLIANCE MUNICIPAL INCOME FUND II
_________________________________________________________________
                                                 February 1, 1996

Supplement to the Prospectus dated February 1, 1996 for Arizona
Residents

    Prospective Arizona investors should note that Alliance
Municipal Income Fund II Arizona Portfolio may invest up to 25% of its net assets in securities rated below investment grade.
These securities are commonly know as "junk bonds".

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(R):  This is a registered mark used under license from the owner, Alliance Capital Management L.P.





































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